SECURITIES AND EXCHANGE COMMISSION



                          Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




                      Date of Report:  March 24, 1998




                        EASTERN UTILITIES ASSOCIATES
          (Exact name of registrant as specified in this charter)


           Massachusetts                 1-5366          04-1271872
    (State or other jurisdiction of    (Commission    (I.R.S.  Employer
   incorporation or organization)     File Number)   Identification No.)


     One Liberty Square, Boston, Massachusetts                02109
     (Address of principal executive offices)               (Zip Code)


Item 5.   Other Events.

In a press release dated March 19, 1998, Eastern Utilities Associates (EUA) announced that it has identified a potential purchaser for its EUA Cogenex Corporation subsidiary and has entered into exclusive negotiations which could lead to the sale of EUA Cogenex by mid-year.

In a second press release dated March 19, 1998, Eastern Utilities Associates
(EUA) announced that its Trustees have authorized the repurchase of up to three million of its Common Shares, authorizing EUA to make purchases from time to time in the open market or through prudently negotiated transactions in conformity with the rules of the Securities and Exchange Commission.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit 99a  Press Release dated March 19, 1998.
Exhibit 99b  Press Release dated March 19, 1998.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EASTERN UTILITIES ASSOCIATES
                                            (Registrant)


                                   By:  /s/ John R. Stevens
                                        ----------------------
                                        John R. Stevens
                                        President



Date:  March 24, 1998